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                                                                   EXHIBIT 10.6



                    MASTER INVENTION DISCLOSURE ASSIGNMENT
                    --------------------------------------

          This Agreement, dated March 31, 2001, between Millipore Corporation, a Massachusetts corporation having a place of business at 80 Ashby Road, Bedford, Massachusetts 01730 ("Millipore") and Mykrolis Corporation, a Delaware corporation, having a place of business at Patriots Park, Bedford, Massachusetts 01730 ("Mykrolis").

          WHEREAS, the Board of Directors of Millipore Corporation has determined that it is in the best interest of Millipore and its stockholders to separate Millipore's existing businesses into two independent businesses;

          WHEREAS, as part of the foregoing, Millipore and Mykrolis, have entered into a Master Separation and Distribution Agreement (as defined below) which provides, among other things, for the separation of certain Mykrolis assets and Mykrolis liabilities, the initial public offering of Mykrolis stock, the distribution of such stock and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing;

          WHEREAS, Millipore is the owner via employment agreements from the inventor(s) of the inventions described in Invention Disclosures relating to the Mykrolis Business (as defined in the Master Separation and Distribution Agreement) ("Disclosures"); and

          WHEREAS, Mykrolis is desirous of acquiring said Disclosures.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, MILLIPORE by these presents does sell, assign and transfer unto Mykrolis its successors and assigns the full, exclusive and worldwide right to all inventions that may arise from the Disclosures including the right to file a patent application in the United States of America or in countries foreign to the United States of America, and the entire right, title and interest in, to and under any Letters Patent which may be granted on said inventions, or any parts thereof, or on any continuation, division or reissue thereof in the United States of America, in the territorial possessions of the United States of America and in any country foreign to the United States of America, the same to be held and enjoyed by Mykrolis, its successors and assigns as fully and entirely as the same would have been held by MILLIPORE, had this assignment not been made.

          And MILLIPORE does hereby agree for itself and for its successors and assigns to execute any lawful document and to testify as to any material fact or thing which Mykrolis, its successors and assigns may deem necessary in order to secure unto itself, its successors and assigns the full right, title and interest in and to the full enjoyment of all such inventions or any part thereof and any Letters Patent that may arise form the Disclosures, the same to be done without any further consideration.


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          IN WITNESS WHEREOF, I set my hand this 31st day of March, 2001.

          /s/ Francis J. Lunger
          --------------------------------
                   (Signature)

          Francis J. Lunger
          --------------------------------
                   (Typed Name)

          Executive Vice President, Millipore Corporation
          -----------------------------------------------


          On this day and year aforesaid, before me personally appeared Francis
 J. Lunger, known to me to be the person described in and the person who executed the foregoing instrument of assignment and he/she did acknowledge the same to be his/her free act and deed.


                               -----------------------------------

                               /s/ Peter W. Walcott
                               ----------------------------------, Notary Public


                               My Commission expires  8/3/01
                                                    ---------------------------

          IN WITNESS WHEREOF, I set my hand this  31st day of March, 2001.

          Jean-Marc Pandraud
          --------------------------------
                    (Signature)

          Jean-Marc Pandraud
          --------------------------------

          President, Mykrolis Corporation
          --------------------------------



          On this day and year aforesaid, before me personally appeared Jean-Marc Pandraud , known to me to be the person described in and the person who executed the foregoing instrument of assignment and he/she did acknowledge the same to be his/her free act and deed.


                               -----------------------------------

                               /s/ Peter W. Walcott
                               ----------------------------------, Notary Public


                               My Commission expires  8/3/01
                                                    ---------------------------


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